Restructuring and Other Items	12 Months Ended
Dec. 31, 2013
Restructuring and Other Items
14. Restructuring and other items

Restructuring and other items recognized during the year ended December 31, 2013 comprise:

	Year Ended
	December 31,	December 31,	December 31,
	2013	2012	2011
	(in thousands)
Restructuring charges	$9,033	$4,525	9,817
Other items	-	1,111	-

Net charge	$9,033	$5,636	$9,817

Restructuring Charges

Restructuring and other items of $9.0 million were recorded during the year ended December 31, 2013. During 2013 the Company conducted a review of its operations. This review resulted in the adoption of an initial restructuring plan, which included the closure of its Phase I facility in Omaha, Nebraska. This followed the expansion of the Company’s Phase I facility in San Antonio, Texas and the consolidation of the Company’s US Phase I capabilities in this location. The restructuring plan also included resource rationalizations in certain areas of the business to improve resource utilization. A further restructuring plan was also adopted during 2013 which resulted in resource rationalizations in order to improve operating efficiencies and reduce expenses. Details of the movement in this restructuring plan recognized are as follows:

	Workforce	Office
	Reductions	Consolidations	Total
	(in thousands)

Q1 Plan - Initial provision recognized	$3,903	$509	$4,412
Q2 Plan - Initial provision recognized	4,228	393	4,621
Total provision recognised	8,131	902	9,033
Cash payments	(6,544)	(199)	(6,743)
Amounts released	(93)	-	(93)
Foreign exchange movement	(3)	-	(3)
Provision at December 31, 2013	$1,491	$703	$2,194

We expect to pay these amounts in 2014.

Prior Period Restructuring Charges

Restructuring charges of $4.5 million were recorded during year ended December 31, 2012 (inclusive of the release of $0.1 million relating to the 2011 Restructuring Plans) under a restructuring plan (“the 2012 restructuring plan”) adopted following a review by the Company of its operations. The 2012 restructuring plan included resource rationalizations in certain areas of the business and a re-organization of available office space at the Company’s Philadelphia facility. The restructuring plan recognized included $3.4 million in respect of resource rationalizations and $1.2 million in respect of lease termination and exit costs associated with the re-organization of available space at the Company’s Philadelphia facility.

Details of the movement in the 2012 restructuring plan are as follows:

	Workforce	Office
	Reductions	Consolidations	Total
	(in thousands)
Initial provision recognized	$3,394	$1,250	$4,644
Residual balance from prior period	-	130	130
Cash payments	(3,030)	(824)	(3,854)
Foreign exchange movement	(4)	-	(4)
Provision at December 31, 2012	$360	$556	$916
Cash payments	(197)	(426)	(623)
Amounts released	(57)	-	(57)
Provision at December 31, 2013	$106	$130	$236

Other Items

On September 30, 2011 Mr. Peter Gray, retired as Chief Executive Officer (“CEO”) of the Company, in accordance with the provisions of his service agreement, which was terminable on twelve months notice by either party. On October 1, 2011 Mr. Gray was appointed Vice Chairman of the Board. On June 11, 2012 the Company entered into an agreement with Mr. Gray whereby Mr. Gray’s employment and directorship of ICON plc and other ICON group companies would terminate on July 19, 2012.  Under the terms of this agreement Mr. Gray would be entitled to be paid €160,000 ($200,000) in lieu of the balance of his notice period and to receive a discretionary bonus of €194,000 ($243,000) in respect of 2012.  In addition, under the agreement Mr. Gray’s unvested share options would vest on the date of termination of his employment.  The Company has recognized a share-based compensation charge of $738,000 in respect of these options during the year ended December 31, 2012, $620,000 of which was recognized within restructuring and other non-recurring items during the three months ended June 30, 2012.